Subsequent Events	12 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 15. Subsequent Events

From April 6, 2015 to May 18, 2015, the Company issued additional shares of the Class B Convertible Preferred Stock to Class B Investors. Gross proceeds of $4.2 million (approximately $3.6 million after offering costs) were collected in exchange for the issuance of 347,637 shares of our Class B Convertible Preferred Stock, and warrants, exercisable for five years, to purchase up to a total of 231,758 shares of our common stock at an exercise price of $6.00 per share. In May 2015, Mrs. Richard Berman, spouse of a board member, participated in the Class B Convertible Preferred Stock offering and the Company issued 1,667 shares of Class B convertible preferred stock each in exchange for an aggregate amount of $20,000. The Company intends to use the net proceeds for working capital purposes.
On May 7, 2015, the Company granted employees and members of the board of director’s options to purchase 465,625 and 20,834 shares of common stock, respectively, with an exercise price of $7.80 per share, of which 355,000 shares were issued outside of a plan. The exercise price for the shares of common stock pursuant to the option is equal to the fair market value of the Company’s common stock on the date of grant.